AGREEMENT FOR WITHDRAWAL

OF EPICENTER OIL & GAS

THIS AGREEMENT is executed by the parties on the dates set forth opposite the parties signature lines and is made by and between EPICENTER OIL & GAS, LLC (hereinafter EPICENTER), a Florida Limited Liability Company, and INDIGO-ENERGY, INC. (hereinafter INDIGO), a Nevada corporation, HUB ENERGY, LLC (HUB), a Pennsylvania limited Liability company, and GOLDEN EAGLE RESOURCES, INC. (GOLDEN EAGLE), a Colorado corporation.

RECITALS:

A.	EPICENTER, INDIGO, HUB and GOLDEN EAGLE entered into a Joint Venture/AMI Agreement, dated .July 24, 2006, a true and accurate copy of which is appended hereto.

B.	Goals of the Joint Venture/AMI Agreement have not been met with respect to EPICENTER and EPICENTER has elected to withdraw from The Joint Venture Agreement.

C.	INDIGO, HUB and GOLDEN EAGLE consent to the withdrawal OF EPICENTER from the Joint Venture/AMI Agreement and the parties wish to reduce their agreements to writing.

NOW, THEREFORE, in consideration of the premises and other valuable considerations, the receipt and sufficiency of which is hereby acknowledge, the parties hereto agree as follows:

1.	From and after the date hereof, EPICENTER shall no longer be a party to the Joint Venture/AMI Agreement, dated July 24, 2006, a true and accurate copy of which is appended hereto.

2.
INDIGO Is relieved of any further obligation to pay EPICENTER the balance of funds owed for expenses incurred by EPICENTER, its third party vendors and others in research, title options and bidding for and purchasing leases as provided for in Article I, subparagraph 1.1, of the Joint Venture/AMI Agreement.

3.
EPICENTER, INDIGO, HUB and GOLDEN EACLE hereby mutually remise, release, acquit, satisfy and forever discharge each other at and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which any of the parties ever had, now have, or which any personal representative, successor, heir or assign of any party hereto can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents, and in particular any and all claims arising out or the facts, matters and transactions alleged or concerning the Joint Venture Agreement signed by the parties hereto, dated July 24, 2006, a true and accurate copy of which is appended hereto.

4.
Each party represents and warrants to the others that they have thoroughly read and reviewed the terms of this Agreement and the terms and provisions contained herein are clearly understood and have been fully and unconditionally consented to by each party.

5.
From and after the date of this Agreement, INDIGO, HUB and GOLDEN EAGLE, at their election may, remain members of the Joint Venture Agreement. Each acknowledges, however, that EPICENTER is no longer subject to the terms of the Joint Venture Agreement or the AMI created pursuant thereto.

6.	This Agreement embodies the complete and entire agreement between the parties relating to the subject matter hereof.

7.	The parties agree that this Agreement will not be modified or changed, unless the change or modification is in writing and signed by all parties.

8.
Each party hereto represents and warrants to the other party that the execution, delivery and performance of this Agreement has been: (I) duty authorized by the requisite corporate actions; and (II) will not violate any provision of law, governmental rule or regulation, order of court or other governmental agency, its articles of incorporation, bylaws, or any provision of any indenture, agreement or other Instrument to which it is a party.

9.
This Agreement may be executed in any number of counterparts, each of which shall be a duplicate original, but all of which taken together shall constitute one and the same instrument any of the parties hereto may execute this Joint Stipulation by signing any such counterpart or counterparts. Facsimile copies shall be deemed originals for all purposes.

EPICENTER OIL & GAS, LLC

By:
Print Name: Robert R. Turnage
Print Title: Member-Manager
Date: 4-30-07

INDIGO-ENEIGY, INC.

By:
Print Title:
Date:

HUB ENERGY, LLC

By:
Print Title:
Date:

GOLDEN EAGLE RESOURCES, INC.

By:
By:
Print Title: President
Date: 5/5/07